UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FIRST MARINER BANCORP

1501 S. CLINTON STREET

BALTIMORE, MARYLAND 21224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m. on Tuesday, May 14, 2013

PLACE	First Mariner Bank
3301 Boston Street, 2nd Floor
Baltimore, Maryland 21224

ITEMS OF BUSINESS	(1) To elect four nominees for a term of three years and until their successors are duly elected and qualified;

(2) The ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the Company for the year ending December 31, 2013;

(3) To conduct an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement;

(4) To vote on the frequency of the advisory vote on the compensation of our named executive officers; and

(5) Other matters that may properly come before the meeting or any adjournment thereof.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 28, 2013.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card sent to you. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. Most holders will be able to vote by phone or Internet by following the instructions on their proxy form. If you need help in voting your shares or if you have any questions regarding the proposals, please call our Chief Financial Officer, Paul B. Susie at (443) 955-7027. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Eugene A. Friedman

EUGENE A. FRIEDMAN
Secretary

April 10, 2013

Important Notice Regarding the Availability of Proxy Materials

For the Stockholder Meeting to be Held on May 14, 2013:

The attached Proxy Statement, the attached form of Proxy, and First Mariner Bancorp’s Annual Report to Stockholders (including its Annual Report on Form 10-K) are available at
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777.

Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

FIRST MARINER BANCORP

1501 South Clinton Street

Baltimore, Maryland 21224

(410) 342-2600

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, May 14, 2013 at 9:00 A.M.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of First Mariner Bancorp (the “Company”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on May 14, 2013 at First Mariner Bank, 3301 Boston Street, 2nd Floor, Baltimore, Maryland 21224. The proxy is revocable at any time prior to or at the Meeting by voting at the Meeting or by timely and properly delivering prior to the Meeting a duly executed later-dated proxy. In addition to solicitation by mail, proxies may be solicited by officers, directors and employees of the Company who will not be specifically compensated for soliciting such proxies. The cost of soliciting proxies will be borne by the Company and may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. Brokers and other persons will be reimbursed for their reasonable expenses in forwarding proxy materials to beneficial owners of the common stock of the Company registered in names of nominees. This proxy material is being sent to the Company’s stockholders on or about April 10, 2013.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders of record at the close of business on March 28, 2013 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the close of business on the Record Date, there were outstanding and entitled to vote 18,860,482 shares of common stock, $.05 par value (“Common Stock”), each of which is entitled to one vote.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting shall constitute a quorum. A withheld vote, an abstention and a broker non-vote will all be counted for purposes of determining whether a quorum is present for the transaction of business.

With the exception of Proposal 4, the affirmative vote of a majority of all shares cast at the Meeting is sufficient to carry motions presented with respect to each Proposal described in this Proxy Statement.  The withholding of a vote for a director nominee will constitute a vote against that nominee. A broker non-vote with respect to the election of Directors will have no impact on the outcome of that vote.

In counting votes on the proposals to ratify the selection of the independent registered public accounting firm (Proposal 2) and the advisory resolution to approve the compensation of our named executive officers (Proposal 3), abstentions and broker non-votes will have no impact on the outcome of the proposals.  The results of the vote on the compensation of the named executive officers are not binding on the Board of Directors.

In voting on the frequency of the stockholder vote to approve the compensation of the named executive officers (Proposal 4), you may vote for a frequency of one, two or three years, or you may abstain from voting. Abstentions and broker non-votes will have no effect on the vote on this matter.  The results of this vote are not binding on the Board of Directors.  The option of one year, two years or three years that receives the highest number of votes cast will be the frequency selected by the Company’s stockholders.

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1), or on either of the advisory votes regarding the compensation of our named executive officers (Proposals 3 and 4).  Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or for the advisory votes regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf.  These are referred to as broker non-votes.  Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2).

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends that you vote:

•                  “FOR” each of the nominees for director;

•                  “FOR” ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm;

•                  “FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

•                  To hold the advisory vote to approve the compensation of the Company’s named executive officers every two years.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual Meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

STOCK OWNERSHIP

The following table provides information as of March 28, 2013 with respect to persons and entities known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares of Common Stock Outstanding

Edwin F. Hale, Sr.(1)	2,226,518	11.8%
c/o D. Scott Freed, Esq. Whiteford, Taylor & Preston, L.L.P. Seven Saint Paul Street Baltimore, MD 21202

(1)                                 Based solely on a Schedule 13D/A filed by Mr. Hale on December 30, 2011.  Mr. Hale, the Company’s and the Bank’s former Chairman and Chief Executive Officer, retired effective December 22, 2011.

The following table sets forth, as of March 28, 2013, certain information as to the common stock beneficially owned by each of the Company’s directors and by all executive officers and directors of the Company as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Shares of Common Stock Outstanding(3)

Directors and Executive Officers:
Barry B. Bondroff(4)	127,811	*
John Brown, III(5)	69,860	*
Robert Caret(6)	68,505	*
George H. Mantakos(7)	106,773	*
John J. Oliver, Jr.(8)	27,695	*
Patricia Schmoke, MD(9)	14,360	*
Hector Torres(10)	25,055	*
Michael R. Watson(11)	69,244	*
Anirban Basu(12)	33,093	*
Gregory A. Devou(13)	50,104	*
Mark A. Keidel(14)	77,377	*
Paul B. Susie		*
All directors and executive officers as a group (12 persons)(15)	669,877	3.6%

*                                         Less than 1%.

(1)                                 All executive officers and directors of the Company have the Company’s address: 1501 S. Clinton Street, Baltimore, Maryland 21224.

(2)                                 In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from March 28, 2013. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares.

(3)                                 Based on 18,860,482 shares outstanding, plus the number of shares of Company common stock which such person or group of persons has the right to acquire within 60 days after March 28, 2013 by the exercise of stock options.

(4)                                 Includes 39,242 shares in his Individual Retirement Account, and 10,450 shares held jointly with his wife, and options to purchase 10,400 shares.

(5)                                Includes options to purchase 6,350 shares.

(6)                                 Includes options to purchase 1,950 shares.

(7)                                 Includes 30,500 shares held in his Individual Retirement Account, 7,500 held jointly with his wife, and options to purchase 47,500 shares.

(8)                                 Includes options to purchase 5,550 shares.

(9)                                 Includes options to purchase 4,700 shares.

(10)                          Includes options to purchase 4,100 shares.

(11)                          Includes 1,435 shares held jointly with his wife and options to purchase 9,900 shares.

(12)                          Includes options to purchase 500 shares.

(13)                          Includes options to purchase 600 shares.

(14)                          Includes options to purchase 33,500 shares.

(15)                          Includes options and warrants to purchase 125,050 shares.

Proposal One:

Election of Directors

The number of directors constituting the Board of Directors is currently set at 11. Directors are divided into three classes, as nearly equal in number as possible, with respect to the time for which the directors may hold office. Directors are generally elected to three-year terms, and one class of directors expires each year. In all cases, directors are elected until their successors are duly elected and qualify. At this year’s meeting, the Board proposes the election of Messrs. Devou, Mantakos, Torres and Watson for three-year terms.  Each of the current directors whose terms expire in 2013 are standing for re-election.  The directors whose terms do not expire in 2013 will continue to serve as directors until the expiration of their respective terms in accordance with the Company’s Articles of Incorporation and Bylaws. It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors.

The Board of Directors of the Company recommends that stockholders vote “FOR” election of all nominees.

Information concerning the persons nominated for election and for those directors whose term of office will continue after the Meeting is set forth below.

NOMINEES FOR ELECTION

Term to Expire in 2016

Name	Age	Director Since
George H. Mantakos	70	1994
Michael R. Watson	70	1998
Hector Torres	61	2003
Gregory A. Devou	61	2008

George H. Mantakos is an Executive Vice President of the Company. Mr. Mantakos previously served as President of the Company and President and CEO of the Bank. Prior thereto, Mr. Mantakos was a founder and organizer of MarylandsBank, FSB, the predecessor of the Bank.

As a result of Mr. Mantakos’ tenure with the Company and the Bank, he affords the Board the opportunity to utilize his deep knowledge of and insight into the institution, its market areas, and operational risks.

Michael R. Watson is the interim Chairman of the Board of the Company and the Bank. Mr. Watson is the President of the International Pilots Association and the former President of the American Pilots Association. Mr. Watson has served as a member of the Federal Reserve Board.

Mr. Watson has extensive management level experience both inside and outside of the financial services industry. Such management experience in regulated industries has exposed Mr. Watson to many of the issues facing public companies today, particularly regulated entities, making Mr. Watson a valued component of a well-rounded Board.

Hector Torres is President of Prosaber Consulting, an Emergency Management Consulting Company. He was the former Executive Director of the Governor’s Commission on Hispanic Affairs. He was formerly the Battalion Chief and Public Information Officer of the Baltimore City Fire Department.

Mr. Torres is an entrepreneur and is active in both the business and civic communities in the Baltimore area. Mr. Torres is one of the area’s most visible minority leaders.

Gregory A. Devou, currently retired, was formerly the Executive Vice President and Chief Marketing Officer for CareFirst Blue Cross BlueShield, a healthcare payor since 1996. Prior to that, Mr. Devou served for a year as CareFirst Senior Vice President for Corporate Marketing.

Mr. Devou brings significant business and management level experience from a setting outside of the financial services industry. In addition, through his local business experience, Mr. Devou has gained significant local marketing knowledge, adding additional value to the board.

CONTINUING DIRECTORS

Term to Expire in 2014

Name	Age	Director Since
Barry B. Bondroff	64	1995
Patricia Schmoke, MD	59	1999
John Brown III	65	2002
Anirban Basu	44	2008

Barry B. Bondroff became a partner in the certified public accounting firm of Gorfine, Schiller & Gardyn, P.A. on July 1, 2008. He was the former managing partner for the certified public accounting firm of Smart & Associates in Baltimore, Maryland.  Prior to that, he was the managing officer of Grabush, Newman & Co., P.A., a certified public accounting firm, since 1982. Mr. Bondroff is a member of the American Institute of Certified Public Accountants and is a former member of the Board of Directors of Baltimore Bancorp. Mr. Bondroff is a member of the Board of Directors of Medifast, Inc. (NYSE: MED).

Mr. Bondroff is a certified public accountant and has the financial background to qualify as an audit committee financial expert. Mr. Bondroff provides expertise with regard to tax, financial, and accounting matters.

Patricia Schmoke, MD has been a practicing ophthalmologist since 1982. She is also the president of Metropolitan Eye Care Associates, providing eye care with Baltimore Medical System.

Dr. Schmoke’s strong ties to the community, through her medical practice and involvement in civic and professional organizations, provides the Board with valuable insight regarding the local business and consumer environment.

John Brown III is President of M.B.K. Enterprises, Inc. (R. J. Bentley’s Restaurant) and managing partner of the College Park Professional Office Building, LLC. Mr. Brown is also the former Chairman of the Maryland Stadium Authority.

As President of M.B.K. Enterprises, Inc. and managing partner of the College Park Professional Office Building, LLC, Mr. Brown provides the Board with essential business and finance experience, as well as valuable leadership capability.

Anirban Basu is the founder, Chairman, and CEO of Sage Policy Group, Inc., an economic and policy consulting firm in Baltimore, Maryland since 2004. He has a Bachelor of Science Degree from Georgetown University, and Master’s Degrees from Harvard University and The University of Maryland as well as a J.D. from the University of Maryland School of Law.

As an entrepreneur and as Chairman and CEO of Sage Policy Group, Inc., Mr. Basu brings significant business and management level experience from a setting outside of the financial services industry. In addition, through his business and education experience, Mr. Basu has gained significant technological knowledge, adding additional value to the Board.

Term to Expire in 2015

Name	Age	Director Since
John J. Oliver, Jr.	67	1997
Robert Caret	65	2006
Mark A. Keidel	51	2009

John J. Oliver, Jr. has been the CEO and Publisher of the Afro-American Publishing, Co. since 1996.

Mr. Oliver’s experience as CEO and Publisher of the Afro-American Publishing, Co. provides the Board valuable management level experience. In addition, Mr. Oliver’s continued involvement in community organizations and local political matters is a vital component of a well-rounded board.

Robert Caret is the President of the University of Massachusetts. He was the President of Towson University from 2003-2011, the President of San Jose State University from 1995-2003, and Provost and Executive Vice President of Towson State University from 1991-1995. He is currently a member of the Board of Directors for CollegeBound Foundation and the Governor’s Workforce Investment Board. He is also on the Board of Governors of the American Flag Foundation Board and serves on the Board of the Center Club of Baltimore.

As the leader of a complex organization with hundreds of employees, Mr. Caret brings significant executive experience to board deliberations. Mr. Caret serves on the Board of directors of several major area not-for-profit organizations and his extensive knowledge of community affairs helps to ensure that the Company is able to reach out to meet community needs where appropriate.

Mark A. Keidel, was appointed as the chief executive officer of the Company and the Bank on an interim basis in December 2011. Mr. Keidel became President of the Bank in November 2011 and President and Chief Operating Officer of the Company and Chief Operating Officer of the Bank in May 2009. He joined the Bank as Executive Vice President and CFO in 2000. Prior to that, he served as the CFO of Carroll County Bank and Mason-Dixon Bancshares, Inc. Mason-Dixon Bancshares, Inc. was a $1.2 billion multibank holding company headquartered in Westminster, Maryland that was acquired by BB& T Corporation in 1999. Mr. Keidel passed the Maryland Certified Public Accountant examination in 1992 and graduated from the Bank Administration Institute Financial School in 1991.

As a result of Mr. Keidel’s tenure with the Company and the Bank, he affords the Board the opportunity to utilize his deep knowledge of and insight into the institution, its market areas, and operational risks. Mr. Keidel provides expertise with regard to tax, financial, and accounting matters.

DIRECTORS EMERITUS

We currently have two Directors Emeritus: Melvin S. Kabik and Governor Marvin Mandel.

BOARD MEETINGS AND COMMITTEES

GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by or, are under the direction of, the Board of Directors, pursuant to the Maryland General Corporation Law and our Bylaws. Members of the Board of Directors are kept informed of the Company’s business through discussions with the Chairman, with the President and other executive officers, and with key members of management by reviewing materials provided to them and participating in meetings of the Board and its committees.

The Board of Directors and management periodically review the corporate governance policies and practices of the Company, including by comparing our current policies and practices to policies and practices suggested by our outside counsel and other public companies. Based upon these periodic reviews, the Board of Directors adopts changes from time to time that the Board believes are the best corporate governance policies and practices for the Company and/or are required by applicable law, including the Exchange Act, and The NASDAQ Stock Market.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that all of its members are independent except for the management directors, Mark A. Keidel and George H. Mantakos, who are each executive officers of the Company. In determining the independence of its directors, the Board of Directors considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed under the heading “Certain Relationships and Related Transactions,” including loans or lines of credit that 1st Mariner Bank has directly or indirectly made to Directors Basu, Bondroff, Brown, Caret, Devou, Keidel, Mantakos, Schmoke and Torres.

BOARD LEADERSHIP STRUCTURE AND BOARD’S ROLE IN RISK OVERSIGHT

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer will enhance Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer will allow the President and Chief Executive Officer to better focus on his responsibilities of running the Company, enhancing stockholder value and expanding and strengthening our franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Michael R. Watson serves as Chairman of the Board of Directors.

To further strengthen the regular oversight of the full Board, the Audit, Nominating and Compensation Committees of the Board are entirely comprised of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company—including the CEO—and reports to the Board. The Audit Committee oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions.

In addition, the Audit Committee is specially entrusted by law to fully review and make recommendations to the full Board on related party transactions and possible conflicts of interest, if any. Furthermore, as a regulated entity, all related party transactions are closely scrutinized by federal and state government agencies that regularly examine the Company.

The Board believes that success is promoted by active and independent directors and loyal and hard-working executives who act consistently with a strong set of corporate governance ethics, rather than a particular Board structure. The Board believes that it needs to retain the ability to balance board structure with the flexibility to determine board leadership. The Board does not currently have a lead director.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company.  Senior management attend Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and the other independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and special meetings of independent directors.

DIRECTORS ATTENDANCE AT ANNUAL MEETINGS

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, all directors are encouraged to attend the annual meeting of stockholders and the annual meeting of the Board of Directors. Nine out of the eleven directors who were serving as such attended the 2012 Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate directly with any member of the Board of Directors of the Company by writing the First Mariner Bancorp Board of Directors, 1501 South Clinton Street, Baltimore, MD 21224. Communications received are distributed to the Chairman of the Board, Chairman of the Audit Committee or other member of the Board as appropriate, depending on the facts and circumstances of the communications.

COMMITTEES OF THE BOARD OF DIRECTORS

During 2012, the Board of Directors met 13 times, the Audit Committee met 9 times, the Compensation Committee met 4 times, and the Nominating Committee met once.  Each director attended at least 75% or more of all meetings of the Board of Directors and Committees of the Board on which he or she served during 2012.

All members of each of the Audit, Compensation and Nominating Committees are independent.  Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of all three committees are available in the Governance Documents portion of the Investor Relations section of the Company’s Web site (www.1stmarinerbancorp.com).  The following table identifies our standing committees and their members as of March 28, 2013.

Name	Audit	Compensation	Nominating
Anirban Basu
Barry B. Bondroff	X	Chairman
John Brown III	X		X
Robert L. Caret	X	X	Chairman
Gregory A. Devou	X	X	X
Mark A. Keidel
George H. Mantakos
John J. Oliver, Jr.
Patricia L. Schmoke
Hector Torres
Michael R. Watson	Chairman

AUDIT COMMITTEE

The Board of Directors has determined that Barry B. Bondroff, CPA qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”).

The Audit Committee meets with management and independent public accountants to review financial results and the quarterly and annual reports, discuss the financial statements, the auditor’s independence and accounting methods, and recommend and review with such accountants and management the internal accounting procedures and controls. The Audit Committee also discusses with the Company’s senior management and independent public accountants the process used for certifications by the Company’s CEO and CFO that are required by the Exchange Act and the rules promulgated thereunder. The Audit Committee is responsible for engaging the independent public accountants and also reviews, considers and makes recommendations regarding proposed related party transactions, if any. The Audit Committee Report is included in this proxy statement.

COMPENSATION COMMITTEE

The Compensation Committee reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines the employees to whom stock-based compensation is granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensation plans and arrangements. The Compensation Committee reviews all components of compensation including base salary, bonus, equity compensation, benefits and other perquisites.  In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship and how all elements, in the aggregate, comprise the executives’ total compensation package.  The CEO makes recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers.  Those recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Compensation Committee determines director compensation by reviewing peer group comparison reports prepared by compensation consultants.

NOMINATING COMMITTEE

The Nominating Committee selects qualified persons as nominees for election by the stockholders to the Company’s Board of Directors. The duties and responsibilities of the Nominating Committee include, among other things:

•                  Establish criteria and qualifications for Board membership, including standards for assessing independence.

•                  Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board.

•                  Recommend to the Board candidates for election or reelection at each annual meeting of stockholders.

In evaluating candidates for nominees for director, the Nominating Committee considers the needs of the Company with respect to the particular talents and experience of its directors. Nominees should have, among other things, the highest ethical standards and integrity; a willingness to act and be accountable for Board decisions; an ability to provide wise, informed and thoughtful counsel to top management on a range of issues; loyalty and commitment to driving the success of the Company; sufficient time to devote to the affairs of the Company; and a history of achievements that reflect high standards for the nominee and others.  Further, when identifying nominees to serve as director, the Nominating Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance.

The Nominating Committee may identify director nominees through a combination of referrals, including by management, existing Board members, stockholders, direct solicitations and from outside search firms if warranted. Once a candidate has been identified, the Nominating Committee reviews the individual’s experience and background and may discuss the proposed nominee with the source of the recommendation.

The Nominating Committee’s recommendations are presented to the Board of Directors at regularly scheduled meetings. The Nominating Committee will also consider recommendations by stockholders, which must be submitted in writing to the Secretary of the Company at its principal executive office and include the recommended candidate’s name, biographical data and qualifications. It should be noted that a stockholder recommendation is not a nomination, and there is no guarantee that a candidate recommended by a stockholder will be approved by the Nominating Committee or nominated by the Board of Directors. A stockholder who desires to nominate a candidate for election may do so only in accordance with the Company’s Bylaws. Pursuant to the Company’s Bylaws, any stockholder that wishes to submit director nominations must submit advance notice of the proposed nomination to the Secretary of the Company not less than 90 days or more than 120 days in advance the anniversary date of the release of the Company’s proxy statement to stockholders in connection with the preceding year’s annual meeting of stockholders, provided that if the date of the annual meeting has been changed by more than 30 days from the anniversary of the annual meeting date stated in the previous year’s proxy statement, nominations must be received by the Company not later than the close of business on the 10th day following the first public announcement of the date of the meeting. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s Bylaws.

The Nominating Committee received no security holder recommendations for nomination to the Board of Directors in connection with the 2013 Meeting.

DIRECTORS’ COMPENSATION

Directors who are not employees of the Company receive fees for their services and are reimbursed for expenses incurred in connection with their service as directors. Directors currently receive $1,000 for each Board meeting attended ($250 for Board meetings attended via teleconference), $250 for each meeting of the Mortgage Oversight Committee, $250 for each meeting of the Investment Committee, $250 for attending the meeting of the Bank’s Loan Committee, which includes one outside director (Barry B. Bondroff), and $1,000 for each committee meeting other than those listed. The members of the Audit Committee currently receive $2,000 for each Audit Committee meeting attended. Directors receive no other compensation for attending meetings and receive no annual retainer. The following table provides information about the compensation paid to or earned by the Company’s directors during 2012 who are not named executive officers (as defined below). Information regarding directors who are also named executive officers is presented in the Summary Compensation Table below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Anirban Basu	$28,750	—	$28,750
Barry B. Bondroff	55,750	—	55,750
John Brown, III	38,000	—	38,000
Robert L. Caret	43,030	—	43,030
Gregory A. Devou	47,000	—	47,000
John J. Oliver, Jr.	18,750	—	18,750
Patricia L. Schmoke	16,500	—	16,500
Hector Torres	19,500	—	19,500
Michael R. Watson	96,000	—	96,750

(1)                                 The number of stock options outstanding for each director as of March 28, 2013, all of which are exercisable, are set forth in the table below.

Director	Stock Options
Anirban Basu	500
Barry B. Bondroff	10,400
John Brown, III	6,350
Robert L. Caret	1,950
Gregory A. Devou	600
John J. Oliver, Jr.	5,550
Patricia L. Schmoke	4,700
Hector Torres	4,100
Michael R. Watson	9,900

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Paul B. Susie, age 46, has been the CFO and Principal Accounting Officer of the Bank since May 2009. Mr. Susie began his career as an accountant with Coopers and Lybrand (now PriceWaterHouseCoopers), a public accounting firm, and thereafter served in several senior financial positions, including as the Controller of Baltimore Marine Industries, which owned and operated a full-service shipyard, Vice President of Administration and Controller of Earthshell Corporation, a disposable packaging manufacturer, and Corporate Controller and later Chief Accounting Officer at Celsion Corporation, an oncology drug development company. A graduate of the University of Baltimore, Mr. Susie has over 21 years of experience in both public and corporate accounting. Mr. Susie passed the Maryland Certified Public Accountant examination in 1995.

EXECUTIVE COMPENSATION

The following table sets forth for the last two fiscal years the total remuneration for services in all capacities awarded to, earned by, or paid to the Company’s principal executive officer and the two other most highly compensated executive officers of the Company at December 31, 2012.  These three officers are referred to as the named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	All Other Compensation ($)		Total ($)
Mark A. Keidel	2012	235,000	251,340	9,022	(2)	495,362
President, Chief Operating	2011	235,000	—	9,436		244,436
Officer and Interim Chief Executive Officer of the Company
George H. Mantakos	2012	247,500	—	10,910	(3)	258,410
Executive Vice President	2011	247,500	—	17,064		264,564
Paul B. Susie	2012	150,000	67,000	6,270	(4)	223,270
CFO and Principal Accounting Officer	2011	150,000	—	6,240		156,240

(1)                                 Messrs. Mantakos and Keidel also serve on the Board of Directors of the Company and the Bank but receive no director’s fees for such service.

(2)                                For Mr. Keidel in 2012: auto allowance—$6,000; imputed value of life insurance benefits under an endorsement split dollar arrangement—$414; and Company paid premiums for long-term care insurance—$2,608.

(3)                                 For Mr. Mantakos in 2012: auto allowance—$1,952; imputed value of life insurance benefits under an endorsement split dollar arrangement—$3,708; and Company paid premiums for long-term care insurance—$5,250.

(4)                                 For Mr. Susie in 2012: auto allowance—$6,000; and imputed value of life insurance benefits under an endorsement split dollar arrangement—$270.

Employment Arrangements and Agreements

Each of the named executive officers of the Company is employed on an at-will basis and is entitled to an annual salary, to participate in the Company’s incentive and equity compensation programs, and to participate in retirement, fringe, and other benefits generally available to other officers and employees.

The salaries scheduled to be paid in 2013 to the Company’s currently serving named executive officers are as follows: Mr. Keidel, $300,000; Mr. Mantakos, $247,500; and Mr. Susie, $185,000.

The following table shows outstanding stock options held by the named executive officers at December 31, 2012. All options were granted at the then existing market price for a term of 10 years. No stock awards were outstanding at December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END(1)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Mark A. Keidel
	12,500	—	11.68	01/15/13
	15,000	—	17.77	01/24/15
	6,000	—	5.70	03/25/18
George H. Mantakos
	17,500	—	11.68	01/15/13
	22,500	—	17.77	01/24/15
	7,500	—	5.70	03/25/18
Paul B. Susie	—	—	—	—

(1)                                 All outstanding equity awards were issued under the Company’s 1996, 1998, and 2002 stock option plans and 2004 long-term incentive plan. All awards are fully vested at December 31, 2012 and any future awards would vest upon a change in control of the Company or the Bank.

No options were exercised by the named executive officers during 2012.

Potential Payments Upon Termination

The Company has entered into Change in Control Agreements with Messrs. Mantakos and Keidel. The agreements provide for severance payments to these executives should a change in control occur and the executive experiences an involuntary loss of employment or a voluntary termination for “good reason” in connection with the change in control under the agreements. An executive has grounds to terminate his employment for “good reason” following a material reduction in the authority, responsibilities, duties, or scope of the executive’s position from those that existed before the change in control, a reduction in the executive’s salary from the rate that existed before the change in control, or a requirement that the executive relocate to an office that is more than 35 miles distant from the City of Baltimore. Under the agreements, Mr. Mantakos would be entitled to benefits equal to 2.99 times his base compensation and Mr. Keidel would be entitled to benefits equal to 2.00 times his base compensation. Base compensation means the sum of (i) the greater of (A) the executive’s annual salary computed at the annual rate in effect immediately before the change in control or (B) the amount paid to the executive during the 12-month period preceding the change in control plus (ii) the average bonus paid over the past three years under the Company’s short-term incentive program. The Company and the Bank must apply for and receive the approval of the Federal Reserve Board and the Federal Deposit Insurance Corporation, respectively, in order to make payments under these agreements.

Retirement Savings

The Company maintains a defined contribution plan, which was established in 1997. The plan covers the Company’s employees meeting a certain age and service eligibility requirements. The plan provides for cash deferrals qualifying under Section 401(k). Prior to 2009, the Company made matching contributions to the plan, consisting of a 50% matching for the first two percent contributed by the employee and 25% matching for the next four percent contributed by the employee. The matching contributions have been suspended since 2008.

Other Benefits

Bank Owned Life Insurance

The Company also offers pre- and post-retirement life insurance benefits to the Named Executive Officers in the form of a split dollar plan. In 2002, the Compensation Committee of the Bank recommended and approved a Group Term Carve Out Plan to provide pre- and post-retirement life insurance benefits to the senior officer group utilizing Bank Owned Life Insurance (“BOLI”), which is insurance on the lives of those officers. Messrs. Keidel and Mantakos are included within this group. Each BOLI policy is owned by the Bank, with a portion of the death benefit endorsed to the insured officer through a split dollar agreement. The pre-retirement current death benefits payable to the beneficiaries of Messrs. Keidel and Mantakos is an amount equal to 2.00 times their base annual salaries during their employment up to a maximum of $300,000, less $50,000, which is the amount of life insurance coverage provided under the Bank’s group term life insurance plan. The post-retirement life insurance benefits for two of the Named Executive Officers whose employment terminates for any reason other than for cause is an amount equal to 1.00 times the final base salary up to $100,000, subject to a pre-determined vesting schedule of attaining the normal retirement age of 62 or having completed five years of service with the Bank. The imputed benefits received by each of the named executive officers are set forth in the footnotes to the “All Other Compensation” column of the Summary Compensation Table.

Long Term Care Insurance

The Company has obtained long-term care insurance for two of the Named Executive Officers, Mr. Keidel and Mr. Mantakos. The benefit includes the payment by the Company of the annual premium for 10 years (provided the executive remains employed in good standing).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, are required to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of any securities of the Company. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all of the Company’s directors, executive officers and beneficial owners of greater than 10% of the Company’s Common Stock made all required filings during the fiscal year ended December 31, 2012.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of the Company is comprised of five directors who are  independent. The Audit Committee is responsible for overseeing the Company’s accounting functions and controls, as well as engaging an independent registered public accounting firm to audit the Company’s financial statements. The Board of Directors has adopted a charter for the Audit Committee to set forth its responsibilities.

The Audit Committee has (i) reviewed and discussed the Company’s consolidated audited financial statements for fiscal year ended December 31, 2012 with Company management, (ii) discussed with a representative of Stegman & Company, the Company’s independent registered public accounting firm, all matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU § 380), as adopted by the Public Company Accounting Oversight Board, and (iii) received the written disclosures and the letter from Stegman & Company required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and (iv) discussed with a representative of Stegman & Company the independence of Stegman & Company.

Discussions between the Audit Committee and the representative of Stegman & Company included the following:

•                  Stegman & Company’s responsibilities in accordance with generally accepted auditing standards;

•                  The initial selection of, and whether there were any changes in, significant accounting policies or their application;

•                  Management’s judgments and accounting estimates;

•                  Whether there were any significant audit adjustments;

•                  Whether there were any disagreements with management;

•                  Whether there was any consultation with other accountants;

•                  Whether there were any major issues discussed with management prior to Stegman & Company’s selection;

•                  Whether Stegman & Company encountered any difficulties in performing the audit;

•                  Stegman & Company’s judgments about the quality of the Company’s accounting principles; and

•                  Stegman & Company’s responsibilities for information prepared by management that is included in documents containing audited financial statements.

In addition, the Audit Committee must:

•                  Pre-approve audit and permissible non-audit services provided by Stegman & Company either on an engagement by engagement basis, or pursuant to established policies and procedures.

•                  Disclose in appropriate filings the fees paid to Stegman & Company categorized as Audit Fees, Audit Related Fees, Tax Fees and All Other Fees for the past two (2) years.

•                  Ensure that the Audit Committee has as a member qualified as an Audit Committee Financial Expert.

Based on its review of the financial statements and its discussions with management and the representative of Stegman & Company, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2012 be included in the Annual Report on Form 10-K for the year ended December 31, 2012, to be filed with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE OF FIRST MARINER BANCORP BOARD OF DIRECTORS

Michael R. Watson, Chair

Barry B. Bondroff

John Brown III

Robert Caret

Gregory A. Devou

INCORPORATION BY REFERENCE

The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions since January 1, 2011

During the ordinary course of business, we make loans to our directors and their affiliates and several of our policy making officers on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other customers, which loans are subjected to the same credit underwriting procedures as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of repayment or present other unfavorable features. During the years ended December 31, 2012 and 2011, transactions in related party loans were as follows:

(Dollars in thousands)	2012	2011
Beginning balance	$2,008	$3,402
Additions	—	15
Repayments	(1,022)	(1,167)
Change in officers/directors	—	(244)
	$986	$2,008

Unused loan commitments to directors and policy making officers totaled $1.6 million as of December 31, 2012 and $1.2 million as of December 31, 2011.

The Bank sponsors the activities of the Baltimore Blast, a professional soccer team owned by Mr. Hale, the former Chairman and CEO of the Company. The Bank paid approximately $75,000 in 2012 and  $175,000 in 2011 for a sponsorship package, which includes printed material and Bank banners displayed at Baltimore Blast games, prize giveaways, free tickets, and employee recognition nights.

We had obtained the naming rights to the major indoor sports/entertainment facility in Baltimore from Mr. Hale who obtained them from the City of Baltimore. We paid Mr. Hale $75,000 per year for the naming rights in 2012 and 2011, which is the same as Mr. Hale pays the City of Baltimore. We have a letter of credit with the City of Baltimore in the amount of $375,000 securing performance under the contract. The agreements for the naming rights expired in 2012.

Additionally, First Mariner Bank advertised on a billboard owned by Mr. Hale. The Bank paid  $45,000 in  2011 for advertising on the billboard.

All related party transactions are subject to review by management and the Audit Committee and approved by the full Board of Directors. We believe that the terms for all related party transactions are at least as favorable as those that could be obtained from a third party.

Review, Approval and Ratification of Related Party Transactions

All related party transactions are subject to review by management and the Audit Committee and approved by the full Board of Directors. We believe that the terms for all related party transactions set forth above are at least as favorable as those that could be obtained from a third party.

The Company conducts appropriate reviews of all related party transactions for potential conflict of interest situations on an ongoing basis and further requires all such transactions to be approved by the Company’s Audit Committee or another “independent body” of the Board of Directors. The term “related party transaction” is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds the lesser of (i) $120,000 or (ii) 1% of the average consolidated assets of the Company as of the end of its last two fiscal years, and in which any director, director nominee, or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company.

In addition, federal and state banking laws impose review and approval requirements with respect to loans made by the Bank to its directors and executive officers and their related interests. The paragraphs that follow contain only a summary of these laws and are qualified in their entirety by the statutory text and the text of any related regulations.

Under the Federal Reserve Board’s Regulation O, the Bank is prohibited from making any loan to any of its directors or executive officers or the directors or executive officers of the Company in amounts that exceed (i) the excess of the greater of $25,000 or 5% of the Bank’s capital and unimpaired surplus or (ii) $500,000 (taking into account all loans to the insider and his or her related interests), unless the loan is approved by the Bank’s Board of Directors (with the interested party abstaining). Loans to the directors and executive officers of the Company’s other subsidiaries are not subject to these approval requirements as long as the Bank’s Bylaws or its Board of Directors exempts such person from participating in policymaking functions of the lending institution and such person does not in fact participate, the subsidiary does not control the lending institution, and the assets of the subsidiary do not constitute more than 10% of the consolidated assets of the Company (determined annually).

Section 5-512 of the Financial Institutions Article of the Maryland Code requires the Board of Directors of the Bank to review and approve all non-commercial loans to directors of the Bank and their partnerships and corporations, all loans to executive officers of the Bank and their partnerships and corporations, and all non-consumer loans to employees of the Bank and their partnerships and corporations.

The Company and the Bank have adopted written policies and procedures to ensure compliance with the foregoing restrictions. The Company has a written Code of Conduct and Ethics, approved by the Board of Directors, which addresses, among other things, related party transactions. The Code applies to all directors, officers and employees. The Code requires all covered persons and entities not to pursue any personal interests that might conflict with, or appear to conflict with, the interests of the Company. The Company’s Audit Committee is responsible for determining if any executive officer or director has violated the Code, and is also responsible for granting waivers under the Code. Additionally, the Company has adopted an Executive Code of Conduct and Ethics that addresses (i) “blackout period” prohibitions on trading in the Company’s securities; (ii) prohibitions against insider trading; (iii) corporate opportunities; and (iv) the policy regarding loans to insiders.

To identify related persons and entities, the Company requires directors and executive officers to complete a Directors’ and Officers’ Questionnaire annually. This information is utilized to identify real or potential transactions in which conflicts of interest covered by the Code of Conduct and Ethics may arise.

Proposal Two:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Stegman & Company to be the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to ratification by stockholders.  A representative of Stegman & Company is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not accepted by a majority of the votes cast at the annual meeting, other independent registered public accounting firms will be considered by the Audit Committee of the Board of Directors.  Even if the ratification of the appointment of the independent registered public accounting  firm is accepted by a majority of votes cast at the annual meeting, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.  The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Approval of Services by the Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and nonaudit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. No fees were paid to the independent registered public accounting firm pursuant to the de minimis exception to the foregoing pre-approval policy.

During the year ended December 31, 2012, 100% of the Audit Related Fees, Tax Fees, and All Other Fees set forth above were approved by the Audit Committee.

Audit and Non-Audit Fees

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Stegman & Company in 2012 and 2011:

Services Performed	2012	2011
Audit Fees	$193,250	$190,500
Audit-Related Fees(1)	25,500	27,500
Tax Fees(2)	21,500	21,500
All Other Fees	—	—
Total Fees	$240,250	$239,500

(1)               Audit-related fees are fees for services performed by Stegman & Company that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes auditing the Company’s 401(k) plan and review of various registration statements.

(3)               Tax fees are fees for professional services performed by Stegman & Company with respect to tax compliance, tax preparation, tax advice and tax planning in 2012 and 2011.

AUDIT COMMITTEE CONSIDERATION

After due consideration, the Audit Committee has concluded that the provision by Stegman & Company of the non-audit services described above is not incompatible with the maintenance by Stegman & Company of its independence.

Proposal Three:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote on the compensation of our named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“Resolved, that the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement is hereby approved.”

Because the vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Proposal Four:

ADVISORY VOTE ON THE FREQUENCY OF A STOCKHOLDER VOTE

TO APPROVE EXECUTIVE COMPENSATION

As required by federal securities laws, the Board of Directors is providing our stockholders with an opportunity to provide a non-binding advisory vote on the frequency of the stockholder votes on executive compensation.

This proposal gives the Company’s stockholders the opportunity to determine whether the frequency of stockholder votes on executive compensation will be every one, two or three years. Stockholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options. Stockholders may also abstain from voting on the frequency of stockholder votes on executive compensation.

For the reasons described below, the Board of Directors recommends that our stockholders select a frequency of every two years.

•                  Company performance should be evaluated by stockholders using a long-term approach.  Our compensation program emphasizes long-term goals and our Compensation Committee, in considering executive performance, also gives great weight to long-term results, including growth and business trends.

•                  The Board believes that a two-year schedule permits stockholders sufficient time to review and draw conclusions on significant executive compensation issues and trends, reducing the potential for rapid and extreme reactions based on short-term developments and results.

•                  A two-year schedule would provide investors sufficient time to evaluate the effectiveness of both short- and long-term compensation strategies and related business outcomes of the Company.

•                  Stockholders have the opportunity, and have taken the opportunity, to communicate with us throughout the year on their concerns, including concerns regarding executive compensation.  We will continue to offer our stockholders that opportunity.  The formality of a vote on our compensation practices every year should not be necessary.

Because the vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of stockholder votes on executive compensation.

The Board of Directors unanimously recommends a vote to approve the compensation of the named executive officers being conducted “EVERY TWO YEARS.”

STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the proxy statement and voted on by the stockholders at the 2014 Annual Meeting of Stockholders must submit that proposal in writing, including all supporting materials, to the Company at its principal executive offices no later than December 11, 2013 (120 days before the date of mailing based on this year’s proxy statement date) and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to the Company’s Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2014 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for such meeting, then the Company must receive the proposal no earlier than December 11, 2013 (120 days before the date of mailing based on this year’s proxy statement date) but no later than January 10, 2014 (90 days before the date of mailing based on this year’s proxy statement date) for it to be considered timely received. If the notice of a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

As discussed elsewhere in this proxy statement, if a stockholder intends to nominate a person for election to the Company’s Board of Directors at the 2013 Annual Meeting of Stockholders, then the Company must receive the nomination no earlier than December 11, 2013 (120 days before the date of mailing based on this year’s proxy statement date) but not later than January 10, 2014 (90 days before the date of mailing based on this year’s proxy statement date) for the nomination to be considered timely received. Any nomination that is not timely received will be disregarded.

ANNUAL REPORT

THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012, WHICH CONTAINS AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2012 IS ENCLOSED HEREWITH. THIS FORM 10-K MAY ALSO BE OBTAINED WITHOUT CHARGE BY VISITING THE COMPANY’S WEBSITE (WWW.1STMARINERBANK.COM) UPON A WRITTEN REQUEST DIRECTED TO EUGENE A. FRIEDMAN, SECRETARY, FIRST MARINER BANCORP, 1501 SOUTH CLINTON STREET, BALTIMORE, MARYLAND 21224.

OTHER MATTERS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any other business should properly come before the Meeting, persons named in the enclosed proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Eugene A. Friedman
Eugene A. Friedman
SECRETARY

ANNUAL MEETING OF STOCKHOLDERS OF FIRST MARINER BANCORP To Be Held On May 14, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O George H. Mantakos (Term Expiring 2016) O Michael R. Watson (Term Expiring 2016) O Gregory Devou (Term Expiring 2016) O Hector Torres (Term Expiring 2016) 2. The ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the Company for the year ending December 31, 2013. 3. An advisory vote on the compensation of the Company's named executive officers as diclosed in the Company's proxy statement. 4. An advisory vote on the frequency of the vote on the compensation of the Company's named executive officers to be held as follows. 5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournments or postponements thereof. The Board of Directors recommends a vote FOR proposals 1, 2 and 3 and FOR "TWO YEARS" with respect to proposal 4. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: INSTRUCTIONS: The withholding of a vote will be counted as a vote against a nominee. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20430304000000001000 3 051413 I plan to attend the meeting. The Board of Directors recommends a vote FOR the nominees for director in proposal 1. 2 years 3 years ABSTAIN 1 year

FIRST MARINER BANCORP ANNUAL MEETING OF STOCKHOLDERS May 14, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of First Mariner Bancorp (the "Company") hereby appoints Dennis Finnegan and Eugene A. Friedman and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned as designated all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 14, 2013 and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees, if any of the named nominees for Director should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted "FOR" proposals 1, 2 and 3 and "TWO YEARS" with respect to proposal 4. The undersigned acknowledges receipt of the Company's 2012 Annual Report and the Notice of the Annual Meeting of the Company. (Continued and to be signed on the reverse side.) 1 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 COMMENTS:

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O George H. Mantakos (Term Expiring 2016) O Michael R. Watson (Term Expiring 2016) O Gregory Devou (Term Expiring 2016) O Hector Torres (Term Expiring 2016) 2. The ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the Company for the year ending December 31, 2013. 3. An advisory vote on the compensation of the Company's named executive officers as diclosed in the Company's proxy statement. 4. An advisory vote on the frequency of the vote on the compensation of the Company's named executive officers to be held as follows. 5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournments or postponements thereof. The Board of Directors recommends a vote FOR proposals 1, 2 and 3 and FOR "TWO YEARS" with respect to proposal 4. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF FIRST MARINER BANCORP To Be Held On May 14, 2013 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20430304000000001000 3 051413 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08777 I plan to attend the meeting. The Board of Directors recommends a vote FOR the nominees for director in proposal 1. 2 years 3 years ABSTAIN 1 year